EARNINGS PRESENTATION 4th QUARTER 2023 Exhibit 99.2

EQUITY BANCSHARES

Our Company

Corporate Snapshot

- Founded In 2002, Wichita Headquartered, Midwest Franchise
- Seasoned Management Team
- Consistent Execution And Strategy
- Long-term Focused

Key Highlights as of 12/31/2023

ASSETS	$5.0 BILLION
LOANS	$3.3 BILLION
DEPOSITS	$4.1 BILLION

Equity Bank Footprint


74
BANKING OFFICES¹
37
KANSAS
24
MISSOURI
8
OKLAHOMA
ARKANSAS
5

(1) Includes pending branches from announced Bank of Kirksville merger

Equity Bancshares, Inc.

NYSE: EQBK

Start-Up: 2002 – 2007

Brad Elliott, Chairman and CEO, founded Equity Bancshares, Inc. in 2002

✓Completed 5 branch or whole bank acquisitions

✓Opened 2 branches in Missouri

Growth: 2008 – 2016

✓Opened branches in Lees Summit & Overland Park, Kansas

✓Acquired Ellis State Bank

✓$8.8MM of TARP issued and repaid with SBLF

✓$20.0MM Capital Raise

✓Purchased 4 branches from Citizens Bancshares

✓$20.4MM Capital Raise

✓Acquired First Community Bancshares

✓Rationalized branch map, 3 closures, 1 opening

✓Completed Initial Public Offering

✓Acquired First Independence and Community First

✓$35.4MM private placement capital raise

Scale: 2017-2023

✓Announced acquisition of Bank of Kirksville (*close in 1Q of 2024*)

✓Acquired Prairie State, Patriot Bank, and Eastman

✓Acquired Kansas Bank Corporation, Adams Dairy Bank, and City Bank & Trust

✓Launched Equity Trust & Wealth Management

✓Completed $75MM subordinated debt issuance

✓Acquired Almena State Bank, 3 branches from Security Bank, and American State Bancshares

✓Originated $650 million of PPP

✓Rationalized branch map, sold 4 branches

COMMITTED TO OUR ENTREPRENUERIAL SPIRIT

MARKET DIVERSIFICATION AND STRATEGY FOR GROWTH EXPERIENCED AND INVESTED MANAGEMENT TEAM CONSERVATIVE CREDIT CULTURE AND EFFECTIVE RISK MANAGEMENT AND MITIGATION STRATEGIC & DISCIPLINED M&A PARTNER ROBUST FUNDING CAPACITY, ANCHORED BY A DIVERSE, LOW-COST DEPOSIT BASE FOCUS ON EFFICIENT PERFORMANCE THROUGHOUT OUR DIVERSIFIED BUSINESS LINES Our Value Proposition

Strong Senior Leadership Team Brad Elliott Chairman & CEO Years in Banking: 34 Rick Sems President Years in Banking: 23 Founded Equity Bank in 2002 2018 EY Entrepreneur of the Year National Finalist 2014 Most Influential CEO, Wichita Business Journal Served as Chief Banking Officer of First Bank St. Louis Former President & CEO of Reliance Bank Chris Navratil Chief Financial Officer Years in Banking: 12 Chief Financial Officer Years in Banking: 12 Julie Huber EVP, Strategic Initiatives Years in Banking: 33 Promoted to Chief Financial Officer in August 2023. Previously served as Bank CFO and prior to Equity, spent 7 years within the Financial Institution Audit Practice with Crowe LLP Served in variety of leadership roles in her time at Equity Bank Brett Reber EVP, General Counsel Years in Law: 35 Krzysztof Slupkowski EVP, Chief Credit Officer Years in Banking: 10 EVP, Chief Credit Officer Years in Banking: 10 Prior to joining Equity Bank, practiced law for 30 years with Wise & Reber, L.C. Promoted to Chief Credit Officer in September 2023. Served as Metro Market CCO since 2018, previously served in various credit function at Commerce Bancshares. Hetal Desai EVP, Chief Risk Officer Years in Banking: 23 Ann Knutson EVP, Chief HR Officer Years in Banking: 15 EVP, Chief HR Officer Years in Banking: 15 Previously served in a variety of risk management leadership positions for JP Morgan Chase, State Street Corporation and Santander Previously served in human resource leadership positions at Bank Five Nine and Summit Credit Union

Long Term Key Strategic Objectives Grow Tangible Book Value Maximize Risk Adjusted Return on Assets Efficiently grow core earnings Effectively deploy capital through share repurchases, dividends and whole bank M&A while maintaining strong capital ratios Re-mix cash flows into higher yielding instruments funded with low-cost core deposits Achieve 15% + ROATCE & 1.5% PTPP ROA Offer Best-in-Class Banking Products And Services Drive Organic Fee Income Generation Invest in people, systems, and technology Tailor products to meet customers needs Deliver services through high quality, relationship-based delivery channels Optimize revenue composition with 30% fee income to total revenue Explore diversification of earnings through strategic acquisitions of fee-based revenue businesses

Q4 2023 Financial Highlights ADJUSTED OPERATING NET INCOME(1) $11.9 Million BALANCE SHEET STRENGTH AND EARNINGS CONSISTENCY THROUGH MARKET ADVERSITY ADJUSTED OPERATING EARNINGS PER SHARE(1) $0.77 TOTAL DEPOSITS $4.1 Billion GROSS LOANS $3.3 Billion NET INTEREST MARGIN 3.49% YIELD ON LOANS 6.62% COST OF DEPOSITS 1.98% DILUTED EARNINGS PER SHARE(1) $(1.84) / $0.77 adjusted operating NET INCOME(1) in millions $(28.3) / $11.9 adjusted operating TOTAL REVENUE(1)(2) in millions $(3.9) / $46.7 adjusted operating COMMON EQUITY TIER 1 CAPITAL 11.74% TIER 1 RISK BASED CAPITAL 12.36% TOTAL RISK BASED CAPITAL 15.47% ROAA(2) (2.29)% / 0.97% adjusted operating PTPP ROAA(2) (3.16)% / 0.97% adjusted operating ROATCE(2) (30.39)% / 13.83% adjusted operating TCE / TA(2) 7.87% TCE EXCLUDING AOCI / TA(2) 8.93% Adjusted Operating Net Income & Revenue is exclusive of the $50.6M tax effected at 21%, loss due to repositioning during the quarter and merger expenses associated with the Bank of Kirksville Merger. Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation.

Net Income Walk Primary Drivers Net Interest Income Noninterest Income Rate Protection Noninterest Expense Net interest income totaled $39.5 million in the fourth quarter, down $1.5 million from the third quarter, driven by a decrease in average earning assets Noninterest income declined due to the recognition of the loss from the repositioning of the investment portfolio during the quarter. Proactive effort to book variable rate assets subject to floor levels. Noninterest expenses totaled $35.0 million in the fourth quarter, up $0.8 million from the third quarter. Driven by an increase in salary & benefits, and merger related expense, partially offset by a decrease in travel and training during the quarter. Net Income: Quarter over Quarter Q3 Q4

Performance Metrics Adjusted Return on Tangible Common Equity(1) Adjusted Pre-Tax, Pre-Provision ROAA(2) Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation. Adjusted Performance Metrics are exclusive of the $50.6M tax effected at 21%, loss due to repositioning during the fourth quarter 2023 and merger expenses associated with the pending Bank of Kirksville Merger. Efficiency Ratio(1) TCE / TA excluding AOCI(1)

Quarterly Results Excludes the impact of net gain on acquisition and branch sales and net gain / (loss) on securities transactions. Including these balances in the fourth quarter 2022 and first, second , third, and fourth quarter 2023 results would be $8,330, $8,600, $6,950, $8,735, and ($43,892) respectively (1) Revenue Trends

349%

Core deposits excludes time deposits > $100K. Dollars in millions. Strong Core Deposit Franchise Current Deposit Composition Core Deposits(1) / Total Deposits(2) Trending Deposit Composition & Loan to Deposit Ratio

Yield Analysis Q4 2021 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Average Fed Funds Rate 0.08% 4.51% 4.99% 5.26% 5.33% Loans 41% 47% 49% 50% Deposits 25% 30% 32% 34% Yield / Cost Components Cost Analysis Cumulative Betas (1) Loan Coupon is exclusive of the impact of derivatives, purchase accounting, non accrual, mortgage premium amort, and loan fees

Diversified Loan Portfolio TOTAL CLASSIFIED ASSETS $40.5M TOTAL CLASSIFIED ASSETS / TOTAL BANK REGULATORY CAPITAL 7.1% NET CHARGE-OFFS YTD / AVERAGE LOANS 0.13% CRE includes Commercial Real Estate; RE Inv. 1-4 Mtg. and RE Gov’t. Residential Real Estate includes Residential RE (originated); HELOC; and Mortgage Loans Purchased. Consumer Loans includes Consumer Loans; Overdrafts and Credit Cards. Loan Mix Total Loans & Yield on Loans

Asset Quality Trends - Quarterly Excludes Bank owned branch assets, totaling $1.1M, classified as Other Real Estate Owned within the Statements of Condition. Includes loans 90+ days past due which are not highlighted in the table. (2) (1) Nonperforming Assets Total Reserve Ratio Net Charge-Offs / Average Loans Classified Assets

Asset Quality Trends – Annual Nonperforming Assets Total Reserve Ratio Net Charge-Offs / Average Loans Classified Assets (2) (1) Excludes Bank owned branch assets, totaling $1.1M, classified as Other Real Estate Owned within the Statements of Condition. Includes loans 90+ days past due which are not highlighted in the table.

Loan Classification ACL Loans ACL / Loans (%) Commercial Real Estate $13,476 $1,759,855 0.77% Commercial & Industrial $17,954 $598,327 3.00% Residential Real Estate $7,784 $556,328 1.40% Agricultural Real Estate $1,718 $196,114 0.88% Agricultural $995 $118,587 0.84% Consumer $1,593 $103,690 1.54% Total $43,520 $3,332,901 1.31% Allowance for Credit Loss ACL Intra-Quarter Movement Q3 Q4

Investment Portfolio Repositioning $38M after tax Approx. 5.00% use of proceeds ESTIMATED ONE-TIME LOSS BALANCE SHEET REPOSITIONING NEUTRAL $16M+ annually TCE IMPACT ESTIMATED INTEREST INCOME $442M SECURITIES SOLD available-for-sale APPROX. YIELD OF 1.33% APPROX. AVG. LIFE OF 3.20 YEARS $0.81 2024E EPS ACCRETION1 IMPROVES BALANCE SHEET EFFICIENCY PROVIDES SIGNIFICANT EARNINGS BENEFIT MAINTAINS CAPITAL STRENGTH AND ENHANCES LIQUIDITY Note Transaction financials and impact are as of December 5, 2023. (1) EPS based on average diluted shares of 15.5M; effective tax rate of 24.5%. Announced in December

Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation. Tangible Book Value Increased $2.28 in Q4 2023 to $25.37 Q3 Q4 Q4

EQUITY BANCSHARES

Capital Management

The Company's capital ratios are comfortably above well capitalized levels as of 12/31/2023

Capital Ratio	Regulatory Well Capitalized	Equity Bancshares, Inc	Equity Bank
Common Equity Tier 1 Ratio (CET 1)	7.0%	11.74%	15.05%
Tier 1 Capital Ratio	8.5%	12.36%	13.86%
Total Risk Based Capital Ratio	10.5%	15.48%	13.86%
Leverage Ratio	5.0%	9.46%	10.60%
Tangible Common Equity Ratio (Non-GAAP)[1]	----	7.87%	---

2023 Capital Management Actions

- Q1 2023 Dividend Declared - $0.10 per share
- Q2 2023 Dividend Declared - $0.10 per share
- Q3 2023 Dividend Declared - $0.12 per share
- Q4 2023 Dividend Declared - $0.12 per share

- Received Board approval and Regulatory non-objection for a 1 million share repurchase plan beginning 10/1/2023.
- Repurchased 320 thousand shares in the first quarter of 2023 at a weighted average price of $29.97
- Repurchase 349 thousand shares in the second quarter of 2023 at weighted average price of $23.39

(1) As of December 31, 2023, the tangible common equity ratio is being negatively impacted by $57 million in accumulated other comprehensive income. Adjusting for this decline in fair value, which management views as temporary, would result in a Tangible Common Equity Ratio of 8.93%.

Capital Management Strategy

Capital Targets

EQBK establishes capital targets based on the following objectives:

- Maintain designation as a "well capitalized" institution under fully phased-in Basel III regulatory definitions
- Ensure capital levels are commensurate with the Company's risk profile and strategic plan

Capital Management Priorities

- Support organic growth
- Dividend payout ratio targeted at 10-20%
- Common stock repurchases
- Merger & acquisition activity

Excess Capital Deployment

EQBK's Tangible Common Equity Ratio target is 8.5[1]%;

TCE above 8.5% is considered excess capital assuming "well capitalized" regulatory capital ratios are maintained. Deployment of capital ideally has less than a 3-year tangible book value earnback using the crossover method;

Excess capital can be deployed for:

- Share repurchases,
- Higher shareholder dividends, and/or
- Acquisitions

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EQUITY BANCSHARES

Outlook on Key Business Drivers

2023 4th Quarter			FORWARD LOOKING[(1)(2)]	
ESTIMATES	RESULTS		2024 1st Quarter	FY 2024 Estimate
$4,000 - 4,200M	$4,019M	AVERAGE DEPOSITS	$4,000 - 4,100M	$4,000 - 4,100M
$3,200 - 3,400M	$3,293M	AVERAGE LOANS	$3,350 - 3,425M	$3,400 - 3,500M
$4,500 - 4,600M	$4,480M	AVERAGE EARNING ASSETS[(2)]	$4,500 - 4,600M	$4,500 - 4,600M
3.45 - 3.55%	3.49%	NET INTEREST MARGIN[(2)]	3.70 - 3.80%	3.70 - 3.80%
$1 – 2M	$0.7M	PROVISION FOR CREDIT LOSSES	$0.5 – 1.5M	$3 – 5M
$7.75 - 8.25M	$7.20M	NON-INTEREST INCOME[(3)]	$8 - 9M	$32 - 36M
$32 - 35M	$34.70M	NON-INTEREST EXPENSE[(4)]	$33 - 36M	$134 - 138M
14 - 16%	12.8%	EFFECTIVE TAX RATE[(5)]	18 - 20%	18 - 20%

NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements.

(1) 2024 Estimate excludes impact of pending Bank of Kirksville merger. Deal EPS accretion is expected to be $0.36.
(2) Outlook excludes excess on balance sheet liquidity expected to be net interest income neutral
(3) Core Non-Interest Income. Excludes loss from repositioning of investment portfolio
(4) Core Non-interest Expense. Excludes merger expenses
(5) Representative of year-to-date effective tax rate

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Focus Variables for Outlook & Forecast Economic Environment Business activity creates opportunity for lending and deposit growth. Current macro-environment response and resolution will be a significant driver. Customer Needs Directly related to credit quality as well as trust in our business. Cost Of Funding Impacts rates on our product offerings and applies pressure to earnings. Must be able to manage cost and profit yields effectively. Competitive Market Providing customers with rates and services that are competitive with our peers. Irrational operators may have short term impact on opportunities. Investment Opportunities Growth strategy must be flexible to the other variables that affect our investment options. Political Environment U.S. politics affect banking regulations, international relationships, tax policies and more. Our outlook requires clarity around certain variables, including:

EQUITY BANCSHARES

Our Markets

Kansas

21 counties

37 branches

Rank	Institution	Deposits ($mm)	Market Share (%)	Branches
1	Bank of America Corp.	$6,902	11.36	21
2	Capitol Federal Financial Inc.	5,184	8.53	38
3	INTRUST Financial Corp.	4,759	7.83	20
4	CrossFirst Bankshares Inc.	3,557	5.86	3
5	Commerce Bancshares Inc.	3,381	5.57	23
6	U.S. Bancorp	2,568	4.23	18
7	**Equity Bancshares Inc.**	**2,466**	**4.06**	**37**
8	Fidelity Financial Corp.	2,338	3.85	12
9	Emprise Financial Corp.	1,805	2.97	25
10	UMB Financial Corp.	1,551	2.55	12
Top 10 Banks		$34,513	56.81	209
All Institutions in Market		$60,747	100.0	627

Missouri

10 counties

16 branches

Rank	Institution	Deposits ($mm)	Market Share (%)	Branches
1	UMB Financial Corp.	$23,649	45.07	19
2	Commerce Bancshares Inc.	8,017	15.28	21
3	U.S. Bancorp	2.590	4.94	27
4	Bank of America Corp.	2,291	4.37	13
5	Central Banco. Inc.	2,099	4.00	29
6	NASB Financial Inc.	1,405	2.68	7
7	**Equity Bancshares Inc.**	**861**	**1.64**	**16**
8	Lead Bank	803	1.53	2
9	National Bank Holding Corp.	785	1.50	9
10	Blue Ridge Bancshares Inc.	666	1.27	8
Top 10 Banks		$43,166	82.26	151
All Institutions in Market		$52,472	100.0	311

Source: S&P Market Intelligence. Equity Bancshares, Inc. pro forma operating market reported above includes all bank locations and counties in which Equity operates. Exclusive of pending Bank of Kirksville merger

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EQUITY BANCSHARES

Our Markets

Oklahoma

Kay | Texas | Tulsa

9 branches

Rank	Institution	Deposits ($mm)	Market Share (%)	Branches
1	BOK Financial Group	$9,111	31.97	21
2	Arvest Bank Group, Inc.	2,409	7.77	22
3	Bank of America Corp	1,859	6.00	10
4	JPMorgan Chase & Co.	1,073	3.46	9
5	Mabrey Bancorp. Inc.	1,067	3.44	7
6	BancFirst Corp.	998	3.22	11
7	Midland Financial Co.	924	2.98	10
8	First Oklahoma Holdings Inc.	911	2.94	2
9	Prosperity Bancshares Inc.	892	2.88	9
10	**Equity Bancshares Inc.**	**570**	**1.84**	**9**
Top 10 Banks		$20,614	66.50	110
All Institutions in Market		$30,997	100.0	226

Arkansas

Benton | Boone | Carroll

5 branches

Rank	Institution	Deposits ($mm)	Market Share (%)	Branches
1	Arvest Bank Group Inc.	$4,533	43.48	28
2	First National Bancorp Inc.	577	5.54	6
3	Bank of America Corp.	468	4.49	2
4	Bank OZK	420	4.03	10
5	Eureka Bancshares Inc.	356	3.41	5
6	**Equity Bancshares Inc.**	**350**	**3.36**	**5**
7	First Western Bancshares Inc.	332	3.19	5
8	First Security Bancorp	285	2.73	7
9	First Carroll Bankshares	192	1.84	7
10	First Community Bancshares	41	0.39	1
Top 10 Banks		$8,919	85.56	97
All Institutions in Market		$10,425	100.0	129

Source: S&P Market Intelligence. Equity Bancshares, Inc. pro forma operating market reported above includes all bank locations and counties in which Equity operates

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Non-GAAP reconciliations

Non-GAAP reconciliations Calculations of Tangible Common Equity and Related Measures ($ in thousands, except per share data)

Non-GAAP reconciliations Calculations of ROATCE and Efficiency Ratio ($ in thousands, except per share data)

Non-GAAP reconciliations Calculations of Return on Average Assets and Average Equity ($ in thousands, except per share data)

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of the management of Equity Bancshares, Inc. (“Equity”, “we”, “us”, “our, “company”) with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2023, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES  This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation.  Numbers in the presentation may not sum due to rounding. Forward Looking Statements

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